Equity-Based Compensation Plans And Employee Benefit Plans	12 Months Ended
Dec. 31, 2014
Compensation and Retirement Disclosure [Abstract]
Equity-Based Compensation Plans and Employee Benefit Plans
15. Equity-Based Compensation Plans and Employee Benefit Plans
2010 Long Term Incentive Plan
In 2010, we adopted the 2010 Long-Term Incentive Plan (the “2010 Plan”). The 2010 Plan provides for the awards of phantom units and distribution equivalent rights to members of our board of directors, and employees who provide services to us. Phantom units are notional units representing unfunded and unsecured promises to pay to the participant a specified amount of cash based on the market value of our common units should specified vesting requirements be met. Distribution equivalent rights (“DERs”) are tandem rights to receive on a quarterly basis a cash amount per phantom unit equal to the amount of cash distributions paid per common unit. The 2010 Plan is administered by the Governance, Compensation and Business Development Committee (the “G&C Committee”) of our board of directors. The G&C Committee (at its discretion) designates participants in the 2010 Plan, determines the types of awards to grant to participants, determines the number of units to be covered by any award, and determines the conditions and terms of any award including vesting, settlement and forfeiture conditions.
The compensation cost associated with the phantom units is re-measured each reporting period based on the market value of our common units, and is recognized over the vesting period. The liability recorded for the estimated amount to be paid to the participants under the 2010 LTIP is adjusted to recognize changes in the estimated compensation cost and vesting. Management’s estimates of the fair value of these awards granted in 2014 are adjusted for assumptions about expected forfeitures of units prior to vesting. For our performance-based awards, our fair value estimates are weighted based on probabilities for each performance condition applicable to the award.
During 2014, we granted 125,988 phantom units with tandem DERs at a weighted average grant fair value of $54.14 per unit. During 2013, we granted 152,964 phantom units with tandem DERs at a weighted average grant date fair value of $46.88 per unit. The phantom units granted during 2014 and 2013 were both service-based and performance-based awards. The service-based awards vest on the third anniversary of the date of grant. Performance-based phantom unit awards granted in 2013 and 2014 will vest on the third anniversary of issuance, in an amount ranging from 50% to 150% of the targeted number of phantom units, if certain quarterly cash distribution per common unit targets are achieved in the fourth quarter of 2015 and 2016, respectively. If the quarterly cash distribution per common unit is below the threshold target, all of the performance-based phantom units granted will be forfeited.
During 2012, we granted 176,995 phantom units with tandem DERs at a weighted average grant date fair value of $31.14 per unit. These phantom units will vest in April 2015, the third anniversary of the date of grant, at 150% of the targeted number of phantom units due to the distribution per common unit target achieved in the fourth quarter of 2014.
A summary of our phantom unit activity for our service-based and performance-based awards is set forth below:

	Service-Based Awards			Performance-Based Awards
	Number of Phantom Units	Average Grant Date Fair Value	Total Value (in thousands)	Number of Phantom Units	Average Grant Date Fair Value	Total Value (in thousands)
Unvested at December 31, 2013	105,385	$35.42	$3,733	334,969	$35.79	$11,989
Granted	43,225	$54.05	2,336	82,763	$54.18	4,484
Forfeited	(4,599)	$43.19	(199)	(6,899)	$43.20	(298)
Settled	(31,188)	$27.11	(846)	(96,988)	$28.21	(2,736)
Unvested at December 31, 2014	112,823	$44.53	$5,024	313,845	$42.82	$13,439

At December 31, 2014, we estimated the unrecognized compensation cost of our phantom awards to be approximately $4.9 million to be recognized over a weighted average period of approximately one year. We recorded $8.8 million and $13.1 million of compensation expense for the years ended December 31, 2014 and 2013, respectively. Our liability for these awards totaled $15.4 million and $17.1 million at December 31, 2014 and 2013, respectively.
Stock Appreciation Rights Plan
Our Stock Appreciation Rights Plan is administered by the G&C Committee, which determines, in its full discretion, who shall receive awards under the Plan, the number of rights to award, the grant date of the units and the formula for allocating rights to the participants and the strike price of the rights awarded. Each right is equivalent to one common unit.
The rights have a term of 10 years from the date of grant. If the right has not been exercised at the end of the ten year term and the participant has not terminated employment with us, the right will be deemed exercised as of the date of the right’s expiration and a cash payment will be made as described below.
Upon vesting, the participant may exercise rights and receive a cash payment calculated as the difference between the average of the closing market price of our common units for the ten days preceding the date of exercise over the strike price of the right being exercised. If the G&C Committee determines, in its full discretion, that it would cause significant financial harm to the Partnership to make cash payments to participants who have exercised rights under the Stock Appreciation Rights Plan, then the G&C Committee may authorize deferral of the cash payments until a later date.
Termination for any reason other than death, disability or normal retirement (as these terms are defined in the Stock Appreciation Rights Plan) will result in the forfeiture of any non-vested rights. Upon death, disability or normal retirement, all rights will become fully vested. If a participant is terminated for any reason within one year after the effective date of a change in control (as defined in the plan) all rights will become fully vested.
The compensation cost associated with our Stock Appreciation Rights plan, which upon exercise will result in the payment of cash to the employee, is re-measured each reporting period based on the fair value of the rights calculated using a Black-Scholes option pricing model that takes into consideration the expected future value of the rights at their expected exercise dates and management’s assumptions about expectation of forfeitures prior to vesting.
The liability amount accrued on the balance sheet is adjusted to the fair value of the outstanding awards at each balance sheet date with the adjustment reflected in the Consolidated Statement of Operations. The fair value is adjusted for expected forfeitures of rights (due to terminations before vesting, or expirations after vesting).
The estimates that we make each period to determine the fair value of these rights include the following assumptions:

	Assumptions Used for Fair Value of Rights
	December 31, 2014			December 31, 2013			December 31, 2012
Expected life of rights (in years)	Less than 1			Less than 1			Less than 1
Risk-free interest rate	—%	-	0.07%	—%	-	0.07%	—%	-	0.07%
Expected unit price volatility	39.3%			39.3%			39.3%
Expected future distribution yield	5.00%			5.00%			5.00%

The following table reflects rights activity under our Stock Appreciation Rights Plan as of January 1, 2014, and changes during the year ended December 31, 2014:

	Stock Appreciation Rights	Weighted Average Strike Price	Weighted Average Contractual Remaining Term (Yrs)	Aggregate Intrinsic Value
Outstanding at December 31, 2013	207,498	$17.43
Exercised during 2014	(37,813)	$51.59
Forfeited or expired during 2014	(8,830)	$16.03
Outstanding at December 31, 2014	160,855	$18.08	3.47	$3,906
Exercisable at December 31, 2014	160,855	$18.08	3.47	$3,906

The total intrinsic value of rights exercised during 2014, 2013 and 2012 was $1.4 million, $5.5 million and $3.3 million, respectively, which was paid in cash to the participants.
As of December 31, 2014, all of our SARs were vested and the related total compensation cost had been fully recognized.
We recorded a reduction to compensation expense related to our stock appreciation rights from continuing operations of $2.0 million in 2014. In 2013 and 2012 we recorded compensation expense related to our stock appreciation rights from continuing operations of $5.6 million and $4.3 million, respectively.
Equity-Based Compensation Plan Expense
Equity-based compensation expense from our continuing operations during the three years ended December 31, 2014 was as follows:

	Expense Related to Equity-Based Compensation Plans
Consolidated Statement of Operations	2014	2013	2012
Supply and logistics operating costs	$485	$4,524	$2,707
Marine transportation operating costs	626	586	190
Refinery services operating costs	(62)	1,978	1,427
Pipeline operating costs	(52)	510	247
General and administrative expenses	5,824	11,073	6,448
Total	$6,821	$18,671	$11,019

Bonus Program
Bonuses under our bonus plan are paid at the discretion of the G&C Committee to our employees and executive officers based on quantitative and qualitative measures relating to: our financial and operational performance relative to our peers; industry expectations; progress in attaining strategic goals; and individual performance. In 2014, the G&C Committee based bonus amounts primarily on the amount of cash we generated for distributions to our unitholders, measured on a calendar-year basis. Two metrics were considered by the G&C Committee in determining the general bonus pool – the level of Available Cash before Reserves (before subtracting bonus expense and related employer tax burdens) that we generated and our company-wide safety record improvement which included a targeted achieved level in our company-wide incident injury rate. The level of Available Cash before Reserves generated for the year as a percentage of a target set by the G&C Committee is weighted 90% and the achieved level of the targeted improvement in our safety record is weighted 10%. The sum of the weighted percentage achievement of these targets is multiplied by the eligible compensation and the target percentages established by the G&C Committee for the various levels of our employees to determine the maximum general bonus pool. In addition, the G&C Committee also considered other subjective factors in determining the general bonus pool and individual award amounts. At December 31, 2014, we accrued $8.1 million for estimated bonuses to be paid in March 2015. For 2013 and 2012, we paid bonuses totaling $5.3 million and $7.9 million, respectively, to our executive officers and employees.
Employee Benefit Plans
In order to encourage long-term savings and to provide additional funds for retirement to its employees, we sponsor a tax qualified profit-sharing and retirement savings plan. Under this plan, our matching contribution is calculated as an equal match of the first 6% of each employee’s annual pretax contribution. Our profit-sharing plan targets a 3% contribution of each eligible employee’s total compensation (subject to IRS limitations). The expenses included in the Consolidated Statements of Operations for costs relating to this plan were $6.3 million, $4.3 million and $3.4 million for the years ended December 31, 2014, 2013 and 2012, respectively.
We also provided certain health care and survivor benefits for our active employees. Our health care benefit programs are self-insured, with a catastrophic insurance policy to limit our costs. We plan to continue self-insuring these plans in the future. The expenses included in the Consolidated Statements of Operations for these benefits were $13.5 million, $10.4 million and $8.8 million in 2014, 2013 and 2012, respectively.